Exhibit 99.l   NEWS RELEASE

As previously announced, U.S. Cellular will hold a teleconference Aug. 1, 2014 at 9:30 a.m. CDT.  Listen to the live call via the Events & Presentations page of investors.uscellular.com.

FOR IMMEDIATE RELEASE

U.S. cellular reports second quarter 2014 results

Provides 2014 financial guidance

CHICAGO, (Aug. 1, 2014) — United States Cellular Corporation (NYSE:USM) reported total operating revenues of $957.8 million for the second quarter of 2014, versus $995.1 million for the same period one year ago. Net income (loss) attributable to U.S. Cellular shareholders and related diluted earnings (loss) per share were $(18.8) million and $(0.22) respectively, for the second quarter of 2014, compared to $143.4 million and $1.69, respectively, in the comparable period one year ago.  Year-over-year comparisons are affected by the divestiture transaction in 2013.

“We have continued to generate strong gross additions and reduce churn, which led to net postpaid customer growth for the month of June, and that has continued into July,” said Kenneth R. Meyers, U.S. Cellular president and CEO. “We are building momentum from strategic actions we’ve taken to attract more new customers and increase loyalty.

“More wireless consumers are responding to our strong value proposition that offers the speed and quality of our award-winning network, together with a wide range of devices and data services, and competitive pricing. Now that the billing system is stabilized, our associates are again delivering outstanding service to customers in our service centers and stores which has led to a significant reduction in postpaid customer churn.

“With smartphone penetration at 55 percent among postpaid customers, data use continues to grow, driving up our postpaid average revenue per user. Our equipment installment plans, introduced in April, have been well received and represented 14 percent of equipment transactions in the quarter.

“Growing our customer base is our highest priority in 2014, and our recent performance gives me confidence that we’re on the right track to achieve this goal, with our competitive devices, plans, and pricing, our fast and reliable network, and our highly engaged associates.”

2014 Estimated Results

U.S. Cellular’s estimates of full-year 2014 results are shown below.  Such estimates represent U.S. Cellular’s view as of August 1, 2014.  Such forward‑looking statements should not be assumed to be current as of any future date.  U.S. Cellular undertakes no duty to update such information, whether as a result of new information, future events or otherwise.  There can be no assurance that final results will not differ materially from such estimated results.

2014 Estimated Results
	Current	Previous
(Dollars in millions)
Total operating revenues	$3,900-$4,000	N/A
Adjusted income before income taxes (1)	$350-$450	N/A
Capital expenditures	$640	Unchanged

(1)     Adjusted income before income taxes is defined as income before income taxes, adjusted for the items set forth in the reconciliation below. Adjusted income before income taxes excludes these items in order to show operating results on a more comparable basis from period to period. From time to time, U.S. Cellular may exclude other items from adjusted income before income taxes if such items help reflect operating results on a more comparable basis. U.S. Cellular does not intend to imply that any such items that are excluded are non-recurring, infrequent or unusual; such items may occur in the future.  Adjusted income before income taxes is not a measure of financial performance under Generally Accepted Accounting Principles in the United States (“GAAP”) and should not be considered as an alternative to income before income taxes as an indicator of the company’s operating performance or as an alternative to cash flows from operating activities, determined in accordance with GAAP, as an indicator of cash flows or as a measure of liquidity. U.S. Cellular believes adjusted income before income taxes is a useful measure of U.S. Cellular’s operating results before significant recurring non-cash charges, discrete gains and losses, and financing charges (interest expense). The following table provides a reconciliation of income before income taxes to adjusted income before income taxes for 2014 estimated results, six months ended June 30, 2014 actual results, and year ended December 31, 2013 actual results:

		Actual Results
	2014 Estimated Results	Six Months Ended June 30, 2014	Year Ended December 31, 2013
(Dollars in millions)
Income (loss) before income taxes	($189)-($89)	$1	$258
Depreciation, amortization and accretion expense	$630	$316	$804
(Gain) loss on sale of business and other exit costs, net	($50)	($17)	($247)
(Gain) loss on license sales and exchanges	($91)	($91)	($255)
(Gain) loss on investments	―	―	($19)
Interest expense	$50	$29	$44
Adjusted income before income taxes	$350-$450	$238	$585

Conference Call Information

U.S. Cellular will hold a conference call on Aug. 1, 2014 at 9:30 a.m. CDT.

▪  Access the live call on the Events & Presentation page of investors.uscellular.com  or at www.videonewswire.com/event.asp?id=100144.

▪  Access the call by phone at 877/407-8029 (US/Canada), no pass code required.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.uscellular.com. The call will be archived on the Events & Presentations page of investors.uscellular.com.

About U.S. Cellular

United States Cellular Corporation provides a comprehensive range of wireless products and services, excellent customer support, and a high-quality network to 4.7 million customers in 23 states. The Chicago-based company had 6,400 full- and part-time associates as of June 30, 2014. At the end of the second quarter of 2014, Telephone and Data Systems, Inc. owned 84 percent of U.S. Cellular. For more information about U.S. Cellular, visit uscellular.com.

Contacts

Jane McCahon, Vice President, Corporate Relations and Corporate Secretary

312-592-5379

jane.mccahon@teldta.com

Julie Mathews, Investor Relations Manager

312-592-5341

julie.mathews@teldta.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:   All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: impacts of any pending acquisition and divestiture transactions,  including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the overall economy; competition; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; uncertainty of access to the capital markets;  pending and future litigation; changes in income tax rates, laws, regulations or rulings; acquisitions/divestitures of properties and/or licenses; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of products and services offered by U.S. Cellular. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by U.S. Cellular to furnish this press release to the Securities and Exchange Commission (“SEC”), which are incorporated by reference herein.

United States Cellular Corporation
Total Markets* Summary Operating Data (Unaudited)

As of or for the Quarter Ended	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Retail Customers
Postpaid
Total at end of period	4,148,000	4,174,000	4,267,000	4,343,000	4,412,000
Gross additions	190,000	197,000	176,000	165,000	165,000
Net additions (losses)	(26,000)	(93,000)	(71,000)	(60,000)	(120,000)
ARPU (1)	$56.82	$57.59	$53.53	$54.64	$54.18
Churn rate (2)	1.7%	2.3%	1.9%	1.7%	2.0%
Smartphone penetration (3)	55.3%	53.1%	50.8%	47.1%	45.5%
Prepaid
Total at end of period	352,000	356,000	343,000	370,000	381,000
Gross additions	65,000	85,000	63,000	65,000	77,000
Net additions (losses)	(4,000)	13,000	(26,000)	(11,000)	(7,000)
ARPU (1)	$34.02	$32.22	$31.66	$28.72	$31.69
Churn rate (2)	6.5%	6.9%	8.3%	6.8%	6.8%
Total customers at end of period	4,653,000	4,684,000	4,774,000	4,875,000	4,968,000
Billed ARPU (1)	$53.36	$53.93	$50.25	$50.92	$50.60
Service revenue ARPU (1)	$60.32	$60.19	$57.05	$58.36	$57.45
Smartphones sold as a percent of total devices sold	72.6%	73.0%	79.6%	65.2%	66.0%
Total population
Consolidated markets (4)	54,817,000	54,817,000	58,013,000	84,025,000	84,025,000
Consolidated operating markets (4)	31,729,000	31,729,000	31,759,000	31,822,000	31,822,000
Market penetration at end of period
Consolidated markets (5)	8.5%	8.5%	8.2%	5.8%	5.9%
Consolidated operating markets (5)	14.7%	14.8%	15.0%	15.3%	15.6%
Capital expenditures (000s)	$143,927	$89,581	$208,135	$242,459	$168,497
Total cell sites in service	6,183	6,165	6,975	7,687	7,748
Owned towers	4,457	4,448	4,448	4,422	4,411

*         Represents U.S. Cellular’s consolidated markets. These results include markets which U. S. Cellular currently consolidates, or previously consolidated in the periods presented, and are not adjusted in prior periods for subsequent divestitures or deconsolidations.

Refer to U.S. Cellular’s Form 8-K filed on August 2, 2013 for pro forma financial information related to the Divestiture Transaction and the NY1 and NY2 Deconsolidation for the three and six months ended June 30, 2013, as if the transactions had occurred at the beginning of the period.

United States Cellular Corporation
Core* Markets Summary Operating Data (Unaudited)

As of or for the Quarter Ended	6/30/2014	3/31/2014	12/31/2013	9/30/2013	6/30/2013
Retail Customers
Postpaid
Total at end of period	4,148,000	4,174,000	4,267,000	4,343,000	4,412,000
Gross additions	190,000	197,000	176,000	165,000	165,000
Net additions (losses)	(26,000)	(93,000)	(71,000)	(60,000)	(53,000)
ARPU (1)	$56.82	$57.59	$53.53	$54.64	$54.44
Churn rate (2)	1.7%	2.3%	1.9%	1.7%	1.6%
Smartphone penetration (3)	55.3%	53.1%	50.8%	47.1%	45.5%
Prepaid
Total at end of period	352,000	356,000	343,000	370,000	381,000
Gross additions	65,000	85,000	63,000	65,000	76,000
Net additions (losses)	(4,000)	13,000	(26,000)	(11,000)	8,000
ARPU (1)	$34.02	$32.22	$31.66	$28.72	$31.65
Churn rate (2)	6.5%	6.9%	8.3%	6.8%	6.0%
Total customers at end of period	4,653,000	4,684,000	4,774,000	4,875,000	4,968,000
Billed ARPU (1)	$53.36	$53.93	$50.25	$50.92	$50.98
Service revenue ARPU (1)	$60.32	$60.19	$57.05	$58.36	$57.88
Smartphones sold as a percent of total devices sold	72.6%	73.0%	79.6%	65.2%	66.1%
Total population
Consolidated markets (4)	54,817,000	54,817,000	58,013,000	84,025,000	84,025,000
Consolidated operating markets (4)	31,729,000	31,729,000	31,759,000	31,822,000	31,822,000
Market penetration at end of period
Consolidated markets (5)	8.5%	8.5%	8.2%	5.8%	5.9%
Consolidated operating markets (5)	14.7%	14.8%	15.0%	15.3%	15.6%
Capital expenditures (000s)	$143,927	$89,581	$211,247	$239,332	$171,166
Total cell sites in service	6,183	6,165	6,161	6,127	6,113
Owned towers	3,892	3,883	3,883	3,857	3,846

*      U.S. Cellular’s Core Markets excludes the results of the Divestiture Markets and NY1 and NY2 Partnerships for the periods presented.

Refer to U.S. Cellular’s Form 8-K filed on August 2, 2013 for pro forma financial information related to the Divestiture Transaction and the NY1 and NY2 Deconsolidation for the three and six months ended June 30, 2013, as if the transactions had occurred at the beginning of the period.

(1)     ARPU metrics are calculated by dividing a revenue base by an average number of customers by the number of months in the period.  These revenue bases and customer populations are shown below:

a.        Postpaid ARPU consists of total postpaid service revenues and postpaid customers.

b.        Prepaid ARPU consists of total prepaid service revenues and prepaid customers.

c.         Billed ARPU consists of total retail service or “billed” revenues (total postpaid, prepaid and reseller service revenues) and postpaid, prepaid and reseller customers.

d.        Service revenue ARPU consists of total retail service revenues, inbound roaming and other service revenues and postpaid, prepaid and reseller customers.

(2)     Churn metrics represent the percentage of the postpaid or prepaid customers that disconnect service each month. These metrics represent the average monthly postpaid or prepaid churn rate for each respective period.

(3)     Smartphones represent wireless devices which run on an Android, Apple, BlackBerry or Windows Mobile operating system, excluding tablets. Smartphone penetration is calculated by dividing postpaid smartphone customers by total postpaid customers.

(4)     The decrease in the population of Consolidated markets is due primarily to the divestiture of the Mississippi Valley non-operating license in October 2013 and the majority of the St. Louis area non-operating market license in March 2014. Total Population is used only to calculate market penetration of consolidated markets and consolidated operating markets, respectively. See footnote (5) below.

(5)     Market penetration is calculated by dividing the number of wireless customers at the end of the period by the total population of consolidated markets and consolidated operating markets, respectively, as estimated by Claritas.  The increase in penetration is due primarily to a lower denominator as a result of the license divestitures described in footnote (4) above.

United States Cellular Corporation
Consolidated Statement of Operations Highlights
Three Months Ended June 30,
(Unaudited, dollars and shares in thousands, except per share amounts)
			Change
	2014	2013	Amount	Percent
Operating revenues
Service	$843,473	$910,966	$(67,493)	(7%)
Equipment sales	114,300	84,164	30,136	36%
Total operating revenues	957,773	995,130	(37,357)	(4%)

Operating expenses
System operations (excluding Depreciation, amortization and accretion reported below)	187,131	192,267	(5,136)	(3%)
Cost of equipment sold	271,978	217,070	54,908	25%
Selling, general and administrative	404,252	404,127	125	—
Depreciation, amortization and accretion	148,337	202,580	(54,243)	(27%)
(Gain) loss on asset disposals, net	6,893	9,018	(2,125)	(24%)
(Gain) loss on sale of business and other exit costs, net	(10,511)	(249,024)	238,513	96%
Total operating expenses	1,008,080	776,038	232,042	30%

Operating income (loss)	(50,307)	219,092	(269,399)	>(100%)

Investment and other income (expense)
Equity in earnings of unconsolidated entities	33,120	35,602	(2,482)	(7%)
Interest and dividend income	1,573	969	604	62%
Gain (loss) on investments	—	18,527	(18,527)	N/M
Interest expense	(14,336)	(10,154)	(4,182)	(41%)
Other, net	100	321	(221)	(69%)
Total investment and other income	20,457	45,265	(24,808)	(55%)

Income (loss) before income taxes	(29,850)	264,357	(294,207)	>(100%)
Income tax expense (benefit)	(10,399)	120,682	(131,081)	>(100%)
Net income (loss)	(19,451)	143,675	(163,126)	>(100%)
Less: Net income (loss) attributable to noncontrolling interests, net of tax	(662)	284	(946)	>(100%)
Net income (loss)attributable to U.S. Cellular shareholders	$(18,789)	$143,391	$(162,180)	>(100%)

Basic weighted average shares outstanding	84,341	83,845	496	1%
Basic earnings (loss) per share attributable to U.S. Cellular shareholders	$(0.22)	$1.71	$(1.93)	>(100%)

Diluted weighted average shares outstanding	84,341	84,661	(320)	—
Diluted earnings (loss) per share attributable to U.S. Cellular shareholders	$(0.22)	$1.69	$(1.91)	>(100%)

United States Cellular Corporation
Consolidated Statement of Operations Highlights
Six Months Ended June 30,
(Unaudited, dollars and shares in thousands, except per share amounts)
			Change
	2014	2013	Amount	Percent
Operating revenues
Service	$1,697,086	$1,907,315	$(210,229)	(11%)
Equipment sales	186,498	169,561	16,937	10%
Total operating revenues	1,883,584	2,076,876	(193,292)	(9%)

Operating expenses
System operations (excluding Depreciation, amortization and accretion reported below)	367,738	408,566	(40,828)	(10%)
Cost of equipment sold	542,452	458,761	83,691	18%
Selling, general and administrative	799,816	824,207	(24,391)	(3%)
Depreciation, amortization and accretion	316,090	392,425	(76,335)	(19%)
(Gain) loss on asset disposals, net	8,827	14,452	(5,625)	(39%)
(Gain) loss on sale of business and other exit costs, net	(17,411)	(242,093)	224,682	93%
(Gain) loss on license sales and exchanges	(91,446)	—	(91,446)	N/M
Total operating expenses	1,926,066	1,856,318	69,748	4%

Operating income (loss)	(42,482)	220,558	(263,040)	>(100%)

Investment and other income (expense)
Equity in earnings of unconsolidated entities	70,195	62,437	7,758	12%
Interest and dividend income	2,457	1,872	585	31%
Gain (loss) on investments	—	18,527	(18,527)	N/M
Interest expense	(29,198)	(21,064)	(8,134)	(39%)
Other, net	186	106	80	75%
Total investment and other income	43,640	61,878	(18,238)	(29%)

Income before income taxes	1,158	282,436	(281,278)	(100%)
Income tax expense	2,205	128,051	(125,846)	(98%)
Net income (loss)	(1,047)	154,385	(155,432)	>(100%)
Less: Net income (loss) attributable to noncontrolling interests, net of tax	(1,740)	6,080	(7,820)	>(100%)
Net income attributable to U.S. Cellular shareholders	$693	$148,305	$(147,612)	(100%)

Basic weighted average shares outstanding	84,277	83,842	435	1%
Basic earnings per share attributable to U.S. Cellular shareholders	$0.01	$1.77	$(1.76)	(99%)

Diluted weighted average shares outstanding	85,041	84,655	386	—
Diluted earnings per share attributable to U.S. Cellular shareholders	$0.01	$1.75	$(1.74)	(99%)

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited, dollars in thousands)

ASSETS

	June 30,	December 31,
	2014	2013
Current assets
Cash and cash equivalents	$404,058	$342,065
Short-term investments	40,035	50,104
Accounts receivable from customers and others	480,488	586,595
Inventory, net	199,859	238,188
Prepaid expenses	63,836	65,596
Net deferred income tax asset	99,105	99,105
Other current assets	20,908	19,538
	1,308,289	1,401,191

Assets held for sale	—	16,027

Investments
Licenses	1,437,831	1,401,126
Goodwill	387,524	387,524
Investments in unconsolidated entities	270,215	265,585
	2,095,570	2,054,235

Property, plant and equipment
In service and under construction	7,670,466	7,717,512
Less: Accumulated depreciation	4,909,062	4,860,992
	2,761,404	2,856,520

Other assets and deferred charges	133,704	117,735

Total assets	$6,298,967	$6,445,708

United States Cellular Corporation
Consolidated Balance Sheet Highlights
(Unaudited, dollars in thousands)

LIABILITIES AND EQUITY

	June 30,	December 31,
	2014	2013
Current liabilities
Current portion of long-term debt	$46	$166
Accounts payable
Affiliated	9,937	11,243
Trade	348,223	405,583
Customer deposits and deferred revenues	267,533	256,740
Accrued taxes	51,249	73,820
Accrued compensation	54,993	66,566
Other current liabilities	139,229	192,055
	871,210	1,006,173

Deferred liabilities and credits
Net deferred income tax liability	822,205	836,297
Other deferred liabilities and credits	318,793	315,073

Long-term debt	876,715	878,032

Noncontrolling interests with redemption features	911	536

Equity
U.S. Cellular shareholders' equity
Series A Common and Common Shares, par value $1 per share	88,074	88,074
Additional paid-in capital	1,434,045	1,424,729
Treasury shares	(161,137)	(164,692)
Retained earnings	2,032,355	2,043,095
Total U.S. Cellular shareholders' equity	3,393,337	3,391,206

Noncontrolling interests	15,796	18,391

Total equity	3,409,133	3,409,597

Total liabilities and equity	$6,298,967	$6,445,708

United States Cellular Corporation

Schedule of Cash and Cash Equivalents and Investments

(Unaudited, dollars in thousands)

The following table presents U.S. Cellular’s cash and cash equivalents and investments at June 30, 2014 and December 31, 2013.

	June 30,	December 31,
	2014	2013

Cash and cash equivalents	$404,058	$342,065

Amounts included in short-term investments (1)(2)
U.S. Treasury Notes	40,035	50,104

Total cash and cash equivalents and investments	$444,093	$392,169

(1)     Designated as held-to-maturity investments and are recorded at amortized cost on the Consolidated Balance Sheet.

(2)     Maturities are less than twelve months from the respective balance sheet dates.

United States Cellular Corporation
Consolidated Statement of Cash Flows
Six Months Ended June 30,
(Unaudited, dollars in thousands)

	2014	2013
Cash flows from operating activities
Net income (loss)	$(1,047)	$154,385
Add (deduct) adjustments to reconcile net income to cash flows from operating activities
Depreciation, amortization and accretion	316,090	392,425
Bad debts expense	49,083	32,715
Stock-based compensation expense	10,560	6,530
Deferred income taxes, net	(13,267)	(26,527)
Equity in earnings of unconsolidated entities	(70,195)	(62,437)
Distributions from unconsolidated entities	65,565	45,370
(Gain) loss on asset disposals, net	8,827	14,452
(Gain) loss on sale of business and other exit costs, net	(17,411)	(242,093)
(Gain) loss on investments	—	(18,527)
(Gain) loss on license sales and exchanges	(91,446)	—
Noncash interest expense	540	526
Other operating activities	57	489
Changes in assets and liabilities from operations
Accounts receivable	52,471	(1,544)
Inventory	38,329	(7,644)
Accounts payable - trade	(34,666)	67,457
Accounts payable - affiliate	(1,934)	4,734
Customer deposits and deferred revenues	10,793	8,663
Accrued taxes	(20,280)	147,566
Accrued interest	61	176
Other assets and liabilities	(89,270)	(68,131)
	212,860	448,585

Cash flows from investing activities
Cash used for additions to property, plant and equipment	(262,397)	(323,157)
Cash paid for acquisitions and licenses	(17,245)	(14,150)
Cash received from divestitures	125,905	480,000
Cash received for investments	10,000	—
Other investing activities	836	3,993
	(142,901)	146,686

Cash flows from financing activities
Repayment of long-term debt	(28)	(71)
Common shares reissued for benefit plans, net of tax payments	830	(2,206)
Common shares repurchased	(8,298)	(18,425)
Dividends paid	—	(482,270)
Distributions to noncontrolling interests	(482)	(3,292)
Other financing activities	12	56
	(7,966)	(506,208)

Net increase in cash and cash equivalents	61,993	89,063

Cash and cash equivalents
Beginning of period	342,065	378,358
End of period	$404,058	$467,421

United States Cellular Corporation
Financial Measures and Reconciliations
(Unaudited, dollars in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2014	2013	2014	2013

Cash flows from operating activities	$149,324	$224,970	$212,860	$448,585
Add: Sprint Cost Reimbursement	22,862	—	34,116	—
Less: Cash used for additions to property, plant and equipment	152,899	172,133	262,397	323,157
Adjusted free cash flow (1)	$19,287	$52,837	$(15,421)	$125,428

(1)     Adjusted free cash flow is defined as Cash flows from operating activities, as adjusted for cash proceeds from the Sprint Cost Reimbursement (which are included in Cash flows from investing activities in the Consolidated Statement of Cash Flows), less Cash used for additions to property, plant and equipment. Adjusted free cash flow is a non-GAAP financial measure which U.S. Cellular believes may be useful to investors and other users of its financial information in evaluating the amount of cash generated by business operations (including cash proceeds from the Sprint Cost Reimbursement), after Cash used for additions to property, plant and equipment. The prior manner of calculating free cash flow has been adjusted to include the Sprint Cost Reimbursement. The reason for this is that the Sprint decommissioning cash outflows are included in “Cash flows from operating activities,” but the reimbursements from Sprint related to these outflows are not included in this caption.